[FRONT COVER]







              Value Investing In Small Companies For Over 20 Years



                                      ROYCE
                                     CAPITAL
                                      FUND



                               Micro-Cap Portfolio
                                Premier Portfolio










                                             1997 Annual Report

                          Annual Report Reference Guide



Letter to Shareholders                                      		   2-3

Large-cap stocks shine for a fourth straight year . . . while small-cap stocks wait in the wings . . . higher market volatility may result in a more favorable climate for small and micro-cap companies.



Performance and Portfolio Review                            		   4-5

Micro-Cap Portfolio focuses on companies with market capitalizations below $300 million.

Premier Portfolio invests in a limited number of companies with market capitalizations between $300 million and $1 billion.



Schedules of Investments and other Financial Statements          	  6-12

[BEGIN PULL QUOTE]
For over twenty years, our risk-averse approach has focused on evaluating a company's "private worth" - what we believe an enterprise would sell for in a private transaction between rational parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its private worth.

[END PULL QUOTE]

Letter To Our Shareholders
______________________________________________________________________________




Dear Shareholder,

The Dow Jones Industrial Average ("Dow") finished the year up over 20% for an unprecedented third year in a row, turning in its best 10-year performance period ever! The other popular large-cap index, the S&P 500, was even more impressive, up 33.4% in 1997. Small and micro-cap stocks, by comparison, were left waiting in the wings, underperforming their large company counterparts for a fourth straight year. The year's performance differential is primarily attributable to the first and fourth quarters, when small-cap indices were in the red versus positive gains for their large-cap brethren. Small-cap investors (ourselves included) could be disappointed, but when you consider that the Russell 2000 index of small-cap issues was up 22.4% for the year, it's only a matter of degree.


Despite its record-setting performance, the stock market had its anxious moments, namely the single biggest one day decline ever of 554 points in the Dow on October 27, the vicious downturn in technology stocks and the significant increase in overall market volatility. The Dow recorded 52 days in which the index closed either up or down more than 100 points. This compares to only 6 days in 1996 and 1 day in 1995. S&P 500 volatility, as measured by standard deviation, was 50% higher in the second half of the year than in the first six months. While higher market volatility can be frustrating for investors, it does allow active managers to take center stage.


While we have stated our expectation of lower equity returns for the last three years, we take solace that neither our careers nor your hard earned money are dependent on our accurately predicting the direction of, or specific performance prospects for, the overall stock market. We learned a long time ago that the best thing we can do for our shareholders is to stay invested, even during times of uncertainty, and not lose sight of the real goal - COMPOUNDING WEALTH. We are as mindful of this goal as we are of the risk necessary for its achievement.


We were pleased with our absolute returns in 1997, especially since they approximated or exceeded the level of return we strive for when selecting companies for the portfolios. For the full year Royce Micro-Cap Portfolio was up 21.2% and Royce Premier Portfolio was up 17.1%. These returns compare to 22.4% for the Russell 2000 index of small companies. Although both Funds underperformed their benchmark during the opening performance period, we remain enthused about the long-term opportunities that both the micro-cap and small-cap asset classes offer.


While we have no idea where the Dow will end in 1998, we do believe that the current backdrop of higher market volatility, overseas vulnerability, and potential interest rate uncertainty may result in a favorable investment environment for small and micro-cap companies. Higher volatility usually translates into lower returns - total return for the S&P 500 for the six months ended 12/31/97 was approximately half that of the first six months; and an edge for value because the discipline demands buying stocks as they decline and selling them as they go up. By its very nature, small-cap value generally has limited foreign exposure, an advantage given the current turmoil in Southeast Asia. In our judgment, it is unlikely that a 25% decline in long-term interest rates and a 125% rise in the S&P 500 will be repeated in the next three years.

Our twenty-four years of investment management experience add to our confidence in the long-term prospects of our risk-averse approach.

[PHOTO OF CHUCK ROYCE, W. WHITNEY GEORGE & JACK E. FOCKLER, JR.]

Sincerely,

/S/ Charles M. Royce      /S/ W. Whitney George        /S/ Jack E. Fockler, Jr.

Charles M. Royce              W. Whitney George            Jack E. Fockler, Jr.
  President                     Vice President                Vice President


February 17, 1998






Notes to Performance and Risk Information

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original value when redeemed. Royce Micro-Cap Portfolio invests primarily in securities of micro-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (see "Investment Risks" in the prospectus). This report is not authorized for distribution unless preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing or sending money.

Lipper Analytical Services, Inc. ratings reflect historical net asset value total return for the three month period ended 12/31/97 for 80 small-cap variable annuity portfolios and are subject to change quarterly. To qualify as "small-cap", Lipper requires that a fund's portfolio have a median market cap below $1 billion.

The Russell 2000, S&P 500 and Dow Jones Industrial Average are unmanaged indices of domestic common stocks.

Royce Micro-Cap Portfolio                       Performance and Portfolio Review
______________________________________________________________________________

WHAT WE DO Royce Micro-Cap Portfolio invests primarily in companies with market capitalizations of $300 million or less. Due to limited institutional attention and research coverage, we believe that investment opportunities in this more volatile sector have more potential for higher returns than any other in the domestic quity market.

Total Returns (through 12/31/97)                   Portfolio Diagnostics
--------------------------------		   ---------------------
                                           Median Market Cap:     $128 million
4th Quarter 1997:              6.0%        Wtd. Avg. P/E Ratio:   17.7x
Jul - Dec 1997:               16.6%        Wtd. Avg. P/B Ratio:   2.3x
1-Year:                       21.2%        Wtd. Avg. Yield:       1.0%
Since Inception Avg. Annual:  21.2%        Net Assets:            $1.1 million

Inception date was 12/27/96.


Royce Micro-Cap Portfolio vs. Russell 2000
Growth of a $10,000 Initial Investment
From Inception (12/27/96) through 12/31/97
[LINE CHART]

Date    Micro-Cap       Russell 2000
Dec-96  10,000  	10,000
Jan-97  10,140  	10,393
Feb-97  10,161  	10,140
Mar-97  9,820   	 9,662
Apr-97  9,720   	 9,689
May-97  10,200  	10,767
Jun-97  10,420  	11,229
Jul-97  10,980  	11,751
Aug-97  11,080  	12,020
Sep-97  11,460  	12,900
Oct-97  12,100  	12,334
Nov-97  12,039  	12,254
Dec-97  12,147  	12,468

	Portfolio Composition
                              		% of
Top Five Positions                  Net Assets
------------------		    ----------
  1.  Richardson Electronics            3.1%
  2.  Duff & Phelps Credit Rating Co.   2.7%
  3.  Pizza Inn                         2.3%
  4.  Suburban Ostomy Supply Co.        2.2%
  5.  Ennis Business Forms              2.2%


                                        % of
Top Five Sectors      		   Net Assets*
------------------		    ----------
  1.  Technology			24%
  2.  Industrial Services		17%
  3.  Consumer Products	 		15%
  4.  Industrial Products		13%
  5.  Health		 		 9%
      * excludes cash and cash equivalents


HOW WE DID After a slow start, micro-cap stocks emerged in 1997's second half. For the fourth quarter and second half, Royce Micro-Cap Portfolio was up 6.0% and 16.6%, respectively. This compares to returns of -3.4% and 11.0% for the Fund's benchmark index, the small-cap oriented Russell 2000. For the full year, the portfolio was up 21.2% versus 22.4% for the Russell 2000. Royce Micro-Cap Portfolio's fourth quarter total return of 6.0% made it the #1 performing small-cap variable annuity portfolio out of 80 portfolios ranked by Lipper Analytical Services for the quarter ended December 31, 1997.

Although many micro-cap portfolios have been introduced over the last several years, the universe remains large, diverse and, we believe, relatively unexploited. The sheer size of this universe (over 6,400 names) and our belief that increased volatility will lead to investment opportunities support our enthusiasm for the long-term prospects of this asset class.

Royce Premier Portfolio                     Performance and Portfolio Review
______________________________________________________________________________

WHAT WE DO Royce Premier Portfolio uses a risk-averse value approach to invest primarily in a concentrated portfolio of small-cap stocks with market capitalizations between $300 million and $1 billion. The securities in the portfolio include our highest confidence selections, those we define as "superior companies" because of their solid balance sheets, excellent prospects and high internal rates of return.


Total Returns (through 12/31/97)                   Portfolio Diagnostics
--------------------------------		   ---------------------
                                            Median Market Cap:     $515 million
  4th Quarter 1997:             -2.6%       Wtd. Avg. P/E Ratio:   19.4x
  Jul - Dec 1997:                5.8%       Wtd. Avg. P/B Ratio:   1.7x
  1-Year:                       17.1%       Wtd. Avg. Yield:       2.0%
  Since Inception Avg. Annual:  18.0%       Net Assets: 	   $0.3 million

    	Inception date was 12/27/96


Royce PREMIER Portfolio vs. Russell 2000
Growth of a $10,000 Initial Investment
From Inception (12/27/96) through 12/31/97
[LINE CHART]

Date    Premier 	Russell 2000
Dec-96  10,000  	10,000
Jan-97  10,160  	10,393
Feb-97  10,180  	10,140
Mar-97  10,300  	 9,662
Apr-97  10,500  	 9,689
May-97  10,780  	10,767
Jun-97  11,180  	11,229
Jul-97  11,500  	11,751
Aug-97  11,800  	12,020
Sep-97  12,140  	12,900
Oct-97  12,041  	12,334
Nov-97  11,860  	12,254
Dec-97  11,826  	12,468

	Portfolio Composition
                              		% of
Top Five Positions                  Net Assets
------------------		    ----------
  1.  CalMat                        	4.7%
  2.  The Commerce Group            	4.4%
  3.  Duff & Phelps Credit Rating Co.   4.1%
  4.  Affiliated Managers Group         3.9%
  5.  Trenwick Group                    3.8%

                              		% of
Top Five Sectors                    Net Assets*
----------------		    ----------
   1.  Financial Intermediaries		19%
   2.  Industrial Products     		19%
   3.  Financial Services      		16%
   4.  Consumer Products	      	12%
   5.  Industrial Services     		10%
         * excludes cash and cash equivalents


HOW WE DID    Royce  Premier  Portfolio's  risk-averse  approach  provided   a
performance edge over its benchmark, the small-cap oriented Russell 2000 index (+10.7% vs. +10.2%) during 1997's first half. The Portfolio also outperformed the Russell 2000 for the fourth quarter (-2.6% vs. -3.4%). However, the Portfolio lagged during the second half (+5.8% vs. +11.0%). For the full year, the portfolio was up 17.1%, while the Russell 2000 was up 22.4%.

Although we are somewhat disappointed with the second half results, we are confident about the long-term prospects for the portfolio. We fully recognize that concentration increases the opportunity for short-term out of sync performance; however, we believe that it is the appropriate strategy for the upper tier of the small-cap market and expect to take advantage of the opportunities that higher levels of market volatility often create.

SCHEDULES OF INVESTMENTS
ROYCE CAPITAL FUND- MICRO-CAP PORTFOLIO			December 31, 1997


COMMON STOCKS - 61.5%
                         	SHARES     VALUE                                	  SHARES       VALUE
				------     ----- 				          ------       -----
Consumer Products - 9.2%			     Industrial Services - 10.2%
   Conso Products*       	 2,000  $  15,250        Dril-Quip*             	     500   $   17,563
   Lazare Kaplan International*  1,000     13,500        Ennis Business Forms		   2,500       23,125
   Lund International Holdings*  1,500     17,813        Frozen Food Express Industries    2,000       18,000
   Neutral Posture Ergonomics*   3,000     14,250        Kenan Transpor Company              200        7,325
   Skyline Corporation   	   100      2,750        Sevenson Environmental Services     480        5,880
   TEFRON*               	   500     11,500        Standard Commercial Corporation*    606       10,037
   The Topps Company*    	 5,000     11,094        Vallen Corporation*    	     400        8,300
   Toy Biz*              	 1,500     11,625        Willbros Group*        	   1,200       18,000
					---------						     --------
                                 	   97,782                                        	      108,230
					---------						     --------
Consumer Services - 3.6%                              Natural Resources - 2.5%
   MovieFone  Cl. A*     	 2,000     13,500        MK Gold Company*       	  15,000       22,500
   Pizza Inn             	 4,400     24,750        PetroCorp Incorporated*       	     500        4,125
					---------						     --------
                               		   38,250                                         	       26,625
					---------						     --------

Financial Intermediaries - 5.0%                       Technology - 14.9%
   BHI Corporation       	   700     21,525        ANSYS*                 	   1,800       13,050
   Intercargo Corporation          500      6,625        Axiohm Transaction Solutions*       700       11,900
   Lawyers Title Corporation       300      9,431        8x8*         			   1,400       15,312
   NYMAGIC               	   100      2,756        Faroudja*              	   1,000       10,375
   Nobel Insurance Limited         400      5,250        Industrial Scientific Corporation   600       12,450
   Pennsylvania Manufacturers                            MacNeal-Schwendler Corporation*   1,500       14,438
      Corporation Cl. A  	   500      8,000        Richardson Electronics 	   3,000       33,375
					---------
                                   	   53,587        Spectra-Physics Lasers*       	   1,000       12,500
					---------
Financial Services - 2.7%				 VideoServer*             	   1,300       20,637
   Duff & Phelps Credit Rating Co. 700     28,437        Xylan Corporation*		   1,000       15,125
					---------						     --------
                                                                                    		      159,162
												     --------
Health - 5.5%
   Healthworld Corporation*      1,800      21,713    TOTAL COMMON STOCKS
   International Isotopes*       1,600      14,000         (Cost $623,152) 			      654,967
   Suburban Ostomy Supply*       2,000      23,250						     --------
					----------
                                   	    58,963    REPURCHASE AGREEMENT - 18.8%
Industrial Products - 7.9%              ----------    State Street Bank & Trust Company,
   BHA Group Holdings    	   700      13,650       5.15% dated 12/31/97, due 1/02/98,
   DeVlieg-Bullard*      	 1,500       5,719       maturity value $200,057 (collaterized
   Fab Industries        	   200       6,225       by Federal National Mortgage
   Falcon Products       	 1,200      17,025       Association, 6.50% due 12/25/16,
   Hawkins Chemical      	 1,000      11,562       valued at $210,000)
   International Aluminum 				 (Cost $200,000)                              200,000
	Corporation                200       6,250           					    ---------
   Midwest Grain Products*       1,400      17,500
   Sun Hydraulics Corporation      500       6,000    TOTAL INVESTMENTS - 80.3%
					  --------	(Cost $823,152)                               854,967
					    83,931
                                          --------    CASH AND OTHER ASSETS
                                                        LESS LIABILITIES - 19.7%              	      209,415
												   ----------
                                                      NET ASSETS - 100.0%           		  $ 1,064,382
												   ----------

*  Non-income producing.

   Income Tax Information - The cost of total investments for federal income tax purposes was $823,152. At December 31, 1997, net unrealized appreciation for all securities was $31,815, consisiting of aggregate gross unrealized appreciation of $60,472 and aggregate gross unrealized depreciation of $28,657.


   The accompanying notes are an integral part of the financial statements.

 SCHEDULES OF INVESTMENTS
 ROYCE CAPITAL FUND- PREMIER PORTFOLIO			 December 31, 1997


 COMMON STOCKS - 83.7%
                     		      	SHARES   VALUE                     		      SHARES    VALUE
					------   -----					      ------    -----
 Consumer Products - 9.8%                                   Industrial Services - 8.2%
    Gibson Greetings*   		400    $ 8,750         Morrison Knudsen Corporation*	500	$4,875
    Oakley*             		500      4,531         New England Business Service	300	10,125
    Stanhome            		400     10,275         Stone & Webster			100	 4,688
    Sturm, Ruger & Company     		300      5,531         Willbros Group*			300	 4,500
						------							------
		                                29,087							24,188
						------							------
 Financial Intermediaries - 15.6%                           Natural Resources - 8.0%
    The Commerce Group  		400     13,050         Tom Brown*			500	 9,625
    Leucadia National Corporation       300     10,350 	       CalMat				500	13,937
    Pennsylvania Manufacturers										------
      Corporation Cl. A 		400      6,400							23,562
    Trenwick Group      		300     11,288      Retail - 7.1%				------
    Zenith National Insurance  		200      5,150         Charming Shoppes*	      2,100	 9,844
                              			------         Sotheby's Holdings Cl. A		400	 7,400
			                        46,238         The Talbots			200	 3,625
						------							------
Financial Services - 13.2%										20,869
    Affiliated Managers Group* 		400     11,600							------
    Duff & Phelps Credit Rating Co.     300     12,187 	    Technology - 6.1%
    Arthur J. Gallagher & Co.  		100      3,444         National Computer Systems	300	10,575
    The Pioneer Group   		200      5,625         Xylan Corporation*		500	 7,563
    Willis Corroon Group ADR+  		500      6,156							------
                              			------							18,138
						39,012							------
						------
 Industrial Products - 15.7%                                TOTAL COMMON STOCKS
    Curtiss-Wright Corporation 		200      7,263         (Cost   $228,966)		       247,344
    Fab Industries      		200      6,225						       -------
    Kaydon Corporation  	 	100      3,262      TOTAL INVESTMENTS - 83.7%
    Lilly Industries  Cl. A          	400      8,250         (Cost $228,966)			       247,344
    Nordson Corporation 	     	100      4,588
    The Standard Register Company    	200      6,950      CASH AND OTHER ASSETS
    Woodward Governor Company        	300      9,712         LESS LIABILITIES - 16.3%			48,279
						------						       -------
                              			46,250
                                                ------	    NET ASSETS - 100.0%			       295,623
        											       -------

*   Non-income producing.

+   American Depository Receipt.

    Income Tax Information - The cost of total investments for federal income tax purposes was $228,966. At December 31, 1997, net unrealized appreciation for all securities was $18,378, consisiting of aggregate gross unrealized appreciation of $27,088 and aggregate gross unrealized depreciation of $8,710.


      The accompanying notes are an integral part of the financial statements.

ROYCE CAPITAL FUND
STATEMENTS OF ASSETS AND LIABILITIES			     December 31, 1997
------------------------------------------------------------------------------

                                                      Micro-Cap          Premier
                                                      Portfolio         Portfolio
						      ---------		---------
ASSETS:
Investments at value (identified cost $623,152
    and $228,966, respectively)			 $      654,967        $    247,344
Repurchase agreement (at cost and value)		200,000                -
Cash                                                    136,100 	     44,063
Receivable for capital shares sold 			 73,976                -
Receivable for dividends and interest 			    238                 467
Prepaid expenses and other assets     			  8,318               8,318
						     ----------		 ----------
     Total Assets                                     1,073,599 	    300,192
						     ----------		 ----------

LIABILITIES:
Payable for investments purchased 			  4,063                -
Accrued expenses                                          5,154 	      4,569
						     ----------		 ----------
     Total Liabilities                                    9,217 	      4,569
						     ----------		 ----------
     Net Assets                                   $   1,064,382       $     295,623
						     ----------		 ----------

ANALYSIS OF NET ASSETS:
Accumulated net realized gain on investments      $       1,720       $         273
Net unrealized appreciation on investments 		 31,815              18,378
Capital shares                                              183 		 55
Additional paid-in capital                            1,030,664 	    276,917
						     ----------		 ----------
     Net Assets                                    $  1,064,382       $     295,623
						     ==========		 ==========
SHARES OUTSTANDING:
  (unlimited number of $.001 par value
  shares authorized for each Fund) 			183,489              55,063
						     ==========		 ==========

NET ASSET VALUE (Net assets/outstanding shares):
  (offering and redemption price per share)		  $5.80               $5.37
						     ==========		 ==========

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                						Micro-Cap Portfolio
										-------------------
                                				 	Year ended          Period ended
                                					December 31,         December 31,
									------------	    -------------
INVESTMENT OPERATIONS:                   			   	   1997        		1996(a)
									   ----			-------
  Net investment (loss)                				$       (3,631)        	    $   (68)
  Net realized gain on investments
  Net change in unrealized appreciation on investments                  31,285		        530
     Net increase in net assets from investment operations              75,474 		        462
DIVIDENDS AND DISTRIBUTIONS:
  Net investment income                                 		    - 		        -
  Net realized gain on investments
								    -----------		   ---------
     Total dividends and distributions                   	       (42,470) 	        -
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from shares sold                    		       740,441     	    250,000
   Dividends reinvested                  				42,470			-
   Cost of shares redeemed                        			(1,995)                 -
								    -----------		   ---------
     Net increase in net assets from capital share transactions        780,916              250,000
				    				    -----------		   ---------
NET INCREASE IN NET ASSETS                 			       813,920              250,462
    								    -----------		   --------
NET ASSETS:
   Beginning of period                   			       250,462                  -
    								    -----------		   --------
   End of period                				$    1,064,382          $   250,462
								    ===========		  ==========
CAPITAL SHARE TRANSACTIONS:
   Shares sold                         				       126,411       	     50,000
   Shares issued for reinvestment of dividends and distributions	 7,412			-
   Shares redeemed                                 			  (334)                 -
								    -----------		    --------
   Net increase in shares outstanding               		       133,489     	     50,000
								    -----------		    --------



                                						Premier Portfolio
										-----------------
                        				 		Year ended          Period ended
                                					December 31,         December 31,
									------------	    -------------
INVESTMENT OPERATIONS:                   			   	   1997        		1996(a)
									   ----			-------
  Net investment (loss)                				$         (488)       $         (68)
  Net realized gain on investments                  			27,763                  -
  Net change in unrealized appreciation on investments                  15,891                2,487
								     ----------	           ---------
     Net increase in net assets from investment operations              43,166                2,419
DIVIDENDS AND DISTRIBUTIONS:
  Net investment income                                 	            -                    -
  Net realized gain on investments                       	       (27,004)                  -
								     ----------	 	   ---------
     Total dividends and distributions                   	       (27,004)                  -
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from shares sold                    		 	    38              250,000
   Dividends reinvested                  			 	27,004                  -
   Cost of shares redeemed                        		 	   -                    -
     Net increase in net assets from capital share transactions         27,042              250,000
								     ----------	 	   ---------
NET INCREASE IN NET ASSETS                 				43,204              252,419
								     ----------	 	   ---------
NET ASSETS:
   Beginning of period                   			  	252,419                 -

   End of period                				$       295,623       $     252,419
								      =========	           =========
CAPITAL SHARE TRANSACTIONS:
   Shares sold                         				     	      7  	     50,000
   Shares issued for reinvestment of dividends and distributions          5,056 	        -
   Shares redeemed                                 		            -                   -
								     ----------	 	    ---------
   Net increase in shares outstanding               		 	  5,063              50,000
								     ----------	 	    ---------


(a) Both Portfolios commenced operations on December 27, 1996.


      The accompanying notes are an integral part of the financial statements.

ROYCE CAPITAL FUND
STATEMENTS OF OPERATIONS                          Year ended December 31, 1997
------------------------------------------------------------------------------
                                                      Micro-Cap        Premier
                                                      Portfolio        Portfolio
						      ---------	       ---------
INVESTMENT INCOME:
Income:
     Dividends                                      $    1,464       $    3,266
     Interest                                               29              -
							-------		--------
          Total Income                                 	 1,493		  3,266
							-------		--------
Expenses:
     Investment advisory fees                            4,746 		  2,783
     Custodian and shareholding servicing fees		13,410           12,393
     Administrative and office facilities expenses	   167              141
     Professional fees                                   5,797		  5,797
     Trustees' fees                                    	   712        	    794
     Organizational expenses                             2,117		  2,117
     Other expenses                                        833              660
							-------		--------
          Total Expenses                                27,782		 24,685
          Fees Waived by Investment Adviser             (4,746)		 (2,783)
          Expenses Reimbursed by Investment Adviser    (17,912)          18,148)
							-------		--------
          Net Expenses                                   5,124		  3,754
							-------		--------
          Net Investment (Loss)                         (3,631)		   (488)
							-------		--------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                        47,820		 27,763
Net change in unrealized appreciation on investments	31,285           15,891
							-------		--------
Net realized and unrealized gain on investments		79,105           43,654
NET INCREASE IN NET ASSETS
  FROM INVESTMENT OPERATIONS                        $   75,474	      $  43,166
						       ========		========

      The accompanying notes are an integral part of the financial statements.




-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

     This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Funds' performance for the periods presented.

     Net Asset Value,  Net Investment  Net Realized and   Distributions From   Distributions From   Net Asset Value,
        Beginning  	  Income      Unrealized Gain on    Net Investment	Net Realized Gain      	 End
        of Period  	  (Loss)          Investments           Income 		on Investments         of Period
     ---------------------------------------------------------------------------------------------------------------
Micro-Cap Portfolio (a)
-----------------------
  1997    $5.01       	  ($0.02)    	     $1.08                 -        	     ($0.27)    	$5.80
  1996     5.00               -      	      0.01                 -			-    		 5.01

Premier Portfolio (b)
-----------------------
  1997    $5.05          ($0.01)    	     $0.87                 -                 ($0.54)    	$5.37
  1996     5.00               -      	      0.05                 -			-    		 5.05



                		  Ratio of Expenses       Ratio of Net       	                  Average
  	 Total       Net Assets       to Average      Investment Income to      Portfolio      Commission Rate
	Return     End of Period      Net Assets       Average Net Assets     Turnover Rate         Paid
     ---------------------------------------------------------------------------------------------------------------
Micro-Cap Portfolio (a)
-----------------------
  1997   21.2%     $  1,064,382          1.35%    	      -0.96%      	    132%  	$    0.0496
  1996    0.2%          250,462          1.99% *     	      -1.99% *   	      0%             0.0499

Premier Portfolio (b)
-----------------------
  1997   17.1%     $    295,623          1.35%    	      -0.18%      	      79%   	$    0.0606
  1996    1.0%          252,419          1.99%  *             -1.99% *   	       0%            0.0667

-----------------------------------

(a) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended
     December 31, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 7.32% and 22.49%, respectively. The Fund commenced operations on December 27, 1996.

(b) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended
     December 31, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 8.87% and 22.49%, respectively. The Fund commenced operations on December 27, 1996.

*    Annualized.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
Summary of Significant Accounting Policies:

      Royce Micro-Cap Portfolio and Royce Premier Portfolio (the "Fund" or "Funds") are two series of Royce Capital Fund (the "Trust"). The Trust, a
Delaware business trust, is a diversified open-end management investment company. The Funds commenced operations on December 27, 1996.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Valuation of investments:

      Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     Investment transactions and related investment income:

      Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

     Expenses:

      Expenses directly attributable to a Fund are charged to that Fund's operations while expenses applicable to more than one series of the Trust are allocated in an equitable manner.

     Taxes:

      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, a fund is not subject to income taxes to the extent that the Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."

-------------------------------------------------------------------------------

     Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

     Organizational expenses:

     Costs incurred by the Funds in connection with its organization and initial registration of shares of $10,000 per portfolio have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations.

Investment Adviser:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.), Royce is paid a monthly fee at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Premier Portfolio, respectively. Prior to January 1, 1997, the fee for Micro-Cap Portfolio was 1.50%. For the year ended December 31, 1997, Royce voluntarily waived advisory fees of $4,746 for Micro-Cap Portfolio and $2,783 for Premier Portfolio.

Purchases and Sales of Investment Securities:

     For the year ended December 31, 1997, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

          Micro-Cap Portfolio      Premier Portfolio
	  -------------------	   -----------------
Purchases     $815,417                   $271,127
Sales         $307,339                   $132,700

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Trustees of Royce Capital Fund and Shareholders of Royce Capital Fund -Micro-Cap Portfolio and Royce Capital Fund - Premier Portfolio:

      We have audited the accompanying statements of assets and liabilities of Royce Capital Fund - Micro-Cap Portfolio and Royce Capital Fund - Premier Portfolio, including the schedules of investments as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from December 27, 1996 (commencement of operations) to December 31, 1996, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Capital Fund - Micro-Cap Portfolio and Royce Capital Fund - Premier Portfolio as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from December 27, 1996 (commencement of operations) to December 31, 1996, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                   COOPERS & LYBRAND L.L.P.



Boston, Massachusetts
February 10, 1998